EATON VANCE AMT-FREE LIMITED MATURITY MUNICIPAL INCOME FUND
EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND
EATON VANCE NATIONAL LIMITED MATURITY MUNICIPAL INCOME FUND
EATON VANCE NEW YORK LIMITED MATURITY MUNICIPAL INCOME FUND
EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPAL INCOME FUND
Supplement to Prospectuses dated August 1, 2011

1. The following is added after the first sentence in “Purchase and Sale of Fund Shares” under “Important Information Regarding Fund Shares” in “Fund Summaries”:

Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.

2. The following replaces “Class B shares” in “Choosing a Share Class” under “Purchasing Shares”:

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within four years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over four years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution and service fees equal to 0.90% annually of average daily net assets. Class B shares will automatically convert to Class A shares after the longer of four years or the time when the CDSC applicable to the Class B shares expires. Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.

December 1, 2011	5500-12/11	LNAPPS